Exhibit 99.1

Ingevity Corporation 4920 O’Hear Avenue Suite 400 North Charleston, S.C. 29405 USA www.ingevity.com

News	Contact: Caroline Monahan 843-740-2068 caroline.monahan@ingevity.com

Investors: John E. Nypaver, Jr. 843-740-2002 investors@ingevity.com

Ingevity announces appointment of David H. Li as president and CEO

Li brings 25-year+ record of driving successful corporate transformation, long-term growth and stockholder value creation at premier global specialty materials supplier

NORTH CHARLESTON, S.C., Mar 10, 2025 – Ingevity Corporation (NYSE:NGVT) today announced that its board of directors has appointed David H. Li as the company’s president and CEO, effective as of April 7, 2025, and that he is expected to join the board of directors following the 2025 Annual Meeting. Li succeeds Ingevity board member, Luis Fernandez-Moreno, who has been serving as interim president and CEO since October 2024. Fernandez-Moreno will remain on Ingevity’s board.

Li has more than 25 years of experience in the specialty materials industry. He most recently served as CEO, president and a member of the board of CMC Materials, Inc., a global supplier of advanced materials focused on the semiconductor and energy industries, prior to its sale to Entegris, Inc. in 2022.

“David (Dave) has a broad and proven track record of repositioning businesses across product lines and geographies to achieve substantial growth, strong financial performance and outstanding stockholder returns,” said Ingevity’s board chair, Jean Blackwell. “These accomplishments and his ability to drive strategic execution and organizational excellence across global organizations make Dave the ideal CEO to lead Ingevity and enable the company to realize its full potential as a world class specialty chemicals and materials manufacturer.”

“It is an honor to step into the president and CEO role at this pivotal time and have the opportunity to build on the strong momentum the Ingevity board and management team have created,” said Li. “Over the course of my career, success has been fueled by building high-performing teams and reshaping portfolios to solve customers’ greatest challenges. I look forward to leveraging my experience to unlock the value within Ingevity and position the company for long-term profitable growth and superior value creation.”

“On behalf of the board, I would like to thank Luis for his service to Ingevity as interim president and CEO,” said Blackwell. “Under his leadership, Ingevity has undertaken a number of strategic initiatives, including a proactive approach to portfolio management, that have resulted in improved operational performance and free cash flow generation. His work as interim CEO made his input on this hiring decision even more valuable, and we look forward to continuing to benefit from Luis’s experience and leadership as a member of the Ingevity board.”

About David H. Li

Li served as chief executive officer, president and a member of the board of CMC Materials from January 2015 to July 2022. Over his tenure and at the time of CMC’s sale to Entegris, the company had delivered a four-fold return to stockholders and reported record revenue of $1.2 billion and adjusted EBITDA margin of 30 percent, in the top-tier of industry peers.

Before being named chief executive officer and president, Li served as CMC’s vice president of the Asia Pacific region for seven years. Prior to that, he held various senior leadership and management positions at CMC, including in the areas of product line management, operations, supply chain and investor relations.

Ingevity: Purify, Protect and Enhance

Ingevity provides products and technologies that purify, protect and enhance the world around us. Through a team of talented and experienced people, we develop, manufacture and bring to market solutions that help customers solve complex problems and make the world more sustainable. We operate in three reporting segments: Performance Materials, which includes activated carbon; Advanced Polymer Technologies, which includes caprolactone polymers; and Performance Chemicals, which includes specialty chemicals and road technologies. Our products are used in a variety of demanding applications, including adhesives, agrochemicals, asphalt paving, certified biodegradable bioplastics, coatings, elastomers, pavement markings and automotive components. Headquartered in North Charleston, South Carolina, Ingevity operates from 31 countries around the world and employs approximately 1,600 people. The company’s common stock is traded on the New York Stock Exchange (NYSE:NGVT). For more information, visit ingevity.com.

About Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “believes,” “anticipates” or similar expressions. Forward-looking statements may include, without limitation, the potential benefits of any leadership transition; expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, such factors detailed from time to time in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K as well as in our other filings with the SEC. These forward-looking statements speak only to management’s beliefs as of the date of this press release. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this press release.

Additional Information and Where to Find It

In connection with Ingevity’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), Ingevity filed on March 10, 2025 with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A (the “Proxy Statement”), containing a form of WHITE proxy card. The Proxy Statement is in preliminary form and Ingevity intends to file and mail to stockholders of record entitled to vote at the 2025 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. This communication is not a substitute for any proxy statement or other document that Ingevity has filed or may file with the SEC in connection with any solicitation by Ingevity. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY INGEVITY AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. These documents, including the Proxy Statement (and any amendments or supplements thereto) and other documents filed by Ingevity with the SEC, are available free of charge at the SEC’s website at http://www.sec.gov and at Ingevity’s investor relations website at http://ir.ingevity.com.

Participants in the Solicitation

Ingevity, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Ingevity stockholders in connection with the matters to be considered at the 2025 Annual Meeting. Information regarding such participants and their respective interests in Ingevity by security holdings or otherwise is set forth in the section entitled “Appendix C: Supplemental Information Regarding Participants in the Solicitation” in the Proxy Statement, which was filed with the SEC on March 10, 2025, and will be included in Ingevity’s definitive proxy statement, once available. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2025 Annual Meeting and other relevant materials will be filed with the SEC when they become available. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Contacts

Media:
Caroline Monahan
843-740-2068
media@ingevity.com

Kara Brickman / Greg Klassen
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Investors:
John E. Nypaver, Jr.
843-740-2002
investors@ingevity.com